Exhibit 1.1

2,600,000 Shares

ASURE SOFTWARE, INC.

Common Stock

UNDERWRITING AGREEMENT

December 18, 2020

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, California 92660

as Representative of the several
Underwriters named in Schedule I hereto

Ladies and Gentlemen:

Asure Software, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions contained herein, to sell to Roth Capital Partners, LLC (“Roth”) and the other underwriters named on Schedule I hereto (the “Underwriters”), for whom Roth is acting as representative (the “Representative”), an aggregate of 2,600,000 shares (the “Firm Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”). The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 390,000 shares (the “Option Shares”) of Common Stock for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are collectively called the “Shares.”

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”) a “shelf” registration statement on Form S-3 (No. 333-224068), which became effective as of April 16, 2018, including a base prospectus (the “Base Prospectus”) relating to debt securities, preferred stock, common stock, debt warrants, equity warrants, rights and units of the Company that may be sold from time to time by the Company in accordance with Rule 415 of the Securities Act, and such amendments thereof as may have been required to the date of this Agreement. (such registration statement, including all exhibits and all documents and information deemed to be part of the registration statement by incorporation by reference or otherwise, as amended from time to time, including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules, being referred to herein as the “Registration Statement”). Copies of the Registration Statement (including all amendments thereof and all documents deemed incorporated by reference therein) and of the related Base Prospectus have heretofore been delivered by the Company or are otherwise available to the Underwriters.

If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term “Preliminary Prospectus” means the Base Prospectus, together with any preliminary prospectus supplement used or filed with the Commission pursuant to Rule 424 of the Rules, in the form provided to the Underwriters by the Company for use in connection with the offering of the Shares. The term “Prospectus” means the Base Prospectus together with any final prospectus supplement filed pursuant to Rule 424 of the Rules in connection with the proposed sale of the Shares contemplated by this Agreement. The term “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. Unless otherwise stated herein, any reference herein to the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus (as hereinafter defined) and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, including pursuant to Item 12 of Form S-3 under the Securities Act, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date hereof or are so filed hereafter. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Registration Statement, any such Preliminary Prospectus, Statutory Prospectus or Prospectus, as the case may be, and deemed to be incorporated therein by reference.

The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Statutory Prospectus and the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representative deems advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus, and each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

1.          Sale, Purchase, Delivery and Payment for the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a)        The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $6.8875 per share (which, for the avoidance of doubt, equals 95% of the per Firm Share public offering price) (the “Initial Price”), the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be Purchased from the Company” on Schedule I to this Agreement, subject to adjustment in accordance with Section 8 hereof.

(b)        The Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representative to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as hereinafter defined), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written or facsimile notice, or verbal or telephonic notice confirmed by written or facsimile notice, by the Representative to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least one business day before the Option Shares Closing Date (as hereinafter defined), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

(c)        Payment of the purchase price for, and delivery of, the Firm Shares, shall be made at the offices of Roth Capital Partners, LLC, 888 San Clemente Drive, Newport Beach, CA 92660, at 10:00 a.m., New York City time, on the second business day following the date of this Agreement or, if the Shares are priced after 4:30 p.m. New York City time as contemplated by Rule 15c6-1c under the Exchange Act, on the third business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representative (such time and date of delivery and payment are called the “Firm Shares Closing Date”). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of, such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each date of delivery as specified in the notice from the Representative to the Company (such time and date of delivery and payment are called the “Option Shares Closing Date”). The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a “Closing Date” and, together, the “Closing Dates.”

(d)        Payment for the Shares to be purchased on the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, shall be made by wire transfer of same day Federal funds to an account or accounts designated in writing by the Company, against delivery to the Representative for the respective accounts of the several Underwriters of the Shares to be purchased on such Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representative shall otherwise instruct.

2.          Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), as follows:

(a)         The Company meets the requirements for use of Form S-3 under the Securities Act including the registrant requirements set forth in General Instruction I.A and the transaction requirements set forth in General Instruction I.B.1 of such form. The Company filed with the Commission the Registration Statement on such Form S-3, including a Base Prospectus, for registration under the Securities Act of the offering and sale of the Shares, and the Company has prepared and used a Preliminary Prospectus in connection with the offer and sale of the Shares. When the Registration Statement or any amendment thereof or supplement thereto was or is declared effective and as of the date of the most recent amendment to the Registration Statement, it (i) complied or will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424 of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424 of the Rules), when any amendment thereof or supplement thereto was first filed with the Commission and as of the Firm Shares Closing Date and each Option Shares Closing Date (if any), such Prospectus complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement, any Preliminary Prospectus or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representative on behalf of the several Underwriters specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement, any Preliminary Prospectus or the Prospectus are the statements regarding: (i) the name(s) and the corresponding share amounts set forth in the table of Underwriters appearing under the caption “Underwriting” in the Preliminary Prospectus and the Prospectus, (ii) the statements in the first sentence of the fifth paragraph under such caption concerning the terms of offering by the Underwriters and (iii) the statements in the thirteenth and fourteenth paragraphs under such caption concerning stabilization and the option to purchase additional shares by the Underwriters (collectively, the “Underwriter Information”).

(b)         As of the Applicable Time (as hereinafter defined), as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), neither (i) the General Disclosure Package (as hereinafter defined), nor (ii) any individual Issuer Free Writing Prospectus when considered together with the General Disclosure Package included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions in the General Disclosure Package made in reliance upon and in conformity with the Underwriter Information.

Each Issuer Free Writing Prospectus, including any electronic road show (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) (each, a “Road Show”) (i) is identified in Schedule II hereto and (ii) complied when issued, and complies, in all material respects with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder.

As used in this Section and elsewhere in this Agreement:

“Applicable Time” means 8:00 a.m. (New York City time) on the date of this Underwriting Agreement.

“General Disclosure Package” means the Statutory Prospectus and each Issuer Free Writing Prospectus identified on Schedule II hereto as included in the General Disclosure Package, together with the price to public and number of shares offered and sold as indicated on the cover of the Prospectus.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Shares together with the pricing information referred to in Schedule III hereto immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares, including, without limitation, each Road Show.

(c)        The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus”, as defined in Rule 405 under the Rules, has been issued by the Commission and no proceedings for that purpose have been instituted or are, to the knowledge of the Company, threatened under the Securities Act. Any required filing of any Preliminary Prospectus and/or the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b) of the Rules. Any material required to be filed by the Company pursuant to Rule 433(d) or Rule 163(b)(2) of the Rules has been or will be made in the manner and within the time period required by such Rules.

(d)      The documents incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(e)      Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, the Statutory Prospectus or the Prospectus.

If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative in writing and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)       The financial statements of the Company and its consolidated subsidiaries (including all notes and schedules thereto) included or incorporated by reference in the General Disclosure Package, the Registration Statement, the Statutory Prospectus and Prospectus (the “Company Financial Statements”) present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”), consistently applied throughout the periods involved. The pro forma financial information included or incorporated by reference in the General Disclosure Package, the Registration Statement, the Statutory Prospectus and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial information and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(g)        Marcum LLP (the “Auditor”), whose reports are filed with the Commission as a part of the Registration Statement, the General Disclosure Package and the Prospectus are and, during the periods covered by their reports, were independent registered public accountants as required by the Securities Act and the Rules.

(h)        The Company and each corporation, partnership, joint venture, association or other business organization controlled directly or indirectly by the Company listed on Schedule IV hereto (each, a “subsidiary”), is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization and each such subsidiary has all requisite power and authority to carry on its business as is currently being conducted and as described in the General Disclosure Package, the Statutory Prospectus and the Prospectus, and to own, lease and operate its properties. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each of the Company’s subsidiaries have been duly authorized and validly issued and, in the case of capital stock of each subsidiary that is a corporation, are fully paid non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever except as otherwise disclosed in the Prospectus. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or limited liability company, as the case may be, in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, liabilities, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Other than the subsidiaries listed on Schedule IV hereto, each corporation, partnership, joint venture, association or other business organization controlled directly or indirectly by the Company does not (i) have any material assets, (ii) have any material liabilities and (iii) conduct any business activities.

(i)         The Registration Statement initially became effective within three years of the date hereof. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriters, the Company will, prior to that third anniversary file, if it has not already done so, a new “shelf” registration statement relating to the Shares, in a form reasonably satisfactory to the Representative, will use its reasonable best efforts to cause such registration statement to be declared effective within 180 days after that third anniversary, and will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired Registration Statement. References herein to the registration statement relating to the Shares shall include such new shelf registration statement.

(j)         The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, including as described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not be material to the Company and its subsidiaries taken as a whole. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of such entity thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws and as required by FINRA and the Nasdaq Capital Market, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

(k)        (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules) for the Shares and (ii) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Rules.

(l)         The Company and each of its subsidiaries owns or possesses legally enforceable rights or licenses to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. The Company has no knowledge of any infringement by the Company or any of its subsidiaries of Intellectual Property Rights of others. There is no material claim, action or proceeding made or brought, or to the knowledge of the Company or any of its subsidiaries, threatened, against the Company or any of its subsidiaries regarding the infringement of Intellectual Property Rights. The Company is not aware of any facts or circumstances which might give rise to a claim, action or proceeding regarding the foregoing. The Company and each of its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights which are materially necessary to conduct their respective businesses as now conducted or as planned to be conducted.

(m)       The Company and each of its subsidiaries has good and marketable title to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries or as are disclosed in the Prospectus. All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries or as are disclosed in the Prospectus.

(n)        Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus, (i) there has not been any event which could have a Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has (A) issued any securities other than upon the exercise of options or warrants or pursuant to the Company’s 2009 Equity Plan or 2018 Incentive Award Plan, (B) entered into any material transaction, not in the ordinary course of business or has knowledge of any such material transaction that is probable of being entered into by the Company or any of its subsidiaries or (C), declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(o)        There is no document, contract or other agreement required to be described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or any of its subsidiaries, as the case may be, in accordance with its terms. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, which default or event, individually or in the aggregate would be material to the Company and its subsidiaries taken as a whole. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or its properties or business or any subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would be material to the Company and its subsidiaries taken as a whole.

(p)        The statistical and market related data included in the Registration Statement, the General Disclosure Package, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(q)        Neither the Company nor any subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under (except for such defaults as have been waived), and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company or any subsidiary pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to be material to the Company and its subsidiaries taken as a whole.

(r)         This Agreement has been duly authorized, executed and delivered by the Company.

(s)        Neither the execution, delivery and performance of this Agreement by the Company, nor the consummation of any of the transactions contemplated hereby, including, without limitation, the issuance and sale by the Company of the Shares, will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or any of its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the charter or by-laws of the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

(t)         The Company has authorized and outstanding capital stock as set forth in the Statutory Prospectus and the Prospectus. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to its charter or by-laws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. The Shares to be sold by the Company have been duly authorized and, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of any lien or encumbrance of any kind, and none of them will be subject to, or issued in violation of, any preemptive or other similar right. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of capital stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The exercise price of each option to acquire Common Stock (each, a “Company Stock Option”) is no less than the fair market value of a share of Common Stock as determined on the date of grant of such Company Stock Option. All grants of Company Stock Options and restricted stock units were validly issued and duly authorized and approved by the Board of Directors of the Company (or committees thereof) in compliance with all applicable laws and the terms of the plan under which such Company Stock Options and restricted stock units were issued and were recorded on the Company Financial Statements in accordance with GAAP, and no such grants involved any “back dating”, “forward dating,” “spring loading” or similar practices with respect to the effective date of grant. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Statutory Prospectus and the Prospectus.

(u)        No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the date of this Agreement. Each director and executive officer and each member of senior management of the Company listed on Schedule V hereto has delivered to the Representative an enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A hereto (“Lock-Up Agreement”).

(v)        There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries could individually or in the aggregate be material to the Company and its subsidiaries taken as a whole; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or, other than in the ordinary course of business (which is not material), threatened by others.

(w)       All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company.

(x)        Neither the Company nor any of its subsidiaries is involved in any labor dispute and, to the knowledge of the Company, is any such dispute threatened, which dispute could be material to the Company and its subsidiaries taken as a whole. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would be material to the Company and its subsidiaries taken as a whole. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could be material to the Company and its subsidiaries taken as a whole and has no reason to believe that such officers will not remain in the employment of the Company.

(y)       No transaction has occurred between or among the Company and any of its officers or directors, stockholders or any affiliate or affiliates of any such officer or director or stockholder that is required to be described in and is not described in the Registration Statement, the General Disclosure Package, the Statutory Prospectus and the Prospectus.

(z)        The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

(aa)      The Company and each of its subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same have become due. There are no tax audits or investigations pending, which if adversely determined would be material to the Company and its subsidiaries taken as a whole; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

(bb)     The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or listing on the Nasdaq Capital Market, nor has the Company received any notification that the Commission or the Nasdaq Capital Market is contemplating terminating such registration or listing.

(cc)      The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect the transactions in, and dispositions of, the assets and liabilities of, and the results of operations of, the Company and its subsidiaries. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, if any, fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(dd)     The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, if any, fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ee)      The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which: (i) are designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are required to be prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared; and (iii) are effective in all material respects to perform the functions for which they were established.

(ff)      Based on the evaluation of its disclosure controls and procedures as of the most recent evaluation date, (i) except as disclosed (x) in the Registration Statement, the General Disclosure Package and the Prospectus in the case of any material weakness, and (y) to the Audit Committee  of the Company on March 10, 2020 in the Auditor’s report in the case of any significant deficiency, the Company is not aware of any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or any subsidiary’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s or its subsidiaries’ internal controls.

(gg)     Except as described in the Statutory Prospectus and the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(hh)     Except as described in the Statutory Prospectus and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources of the Company and its subsidiaries taken as a whole.

(ii)        The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the Nasdaq Capital Market and the audit committee has adopted a charter that satisfies the requirements of the Nasdaq Capital Market.

(jj)        There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(kk)      The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes is appropriate in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Statutory Prospectus and the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, operations, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(ll)        Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company has been obtained or made and is in full force and effect.

(mm)    There are no affiliations with FINRA among the Company’s officers, directors or, to the knowledge of the Company after reasonable investigation and due inquiry, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or the Prospectus or otherwise disclosed in writing to the Representative prior to the date of this Agreement.

(nn)     The Company is not a passive foreign investment company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, and, to the Company’s knowledge, does not expect to become a PFIC for the year ending December 31, 2020 or any future year.

(oo)     (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Laws”) which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in material compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has (but only to the Company’s knowledge as to leased properties) been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under CERCLA.

(pp)     The Company has reasonably concluded that associated costs and liabilities of Environmental Laws applicable to the Company and its subsidiaries, (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, singly or in the aggregate, be material to the Company and its subsidiaries taken as a whole.

(qq)     The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Statutory Prospectus and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(rr)      Neither the Company nor any subsidiary or any other person associated with or acting on behalf of the Company or any subsidiary including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(ss)      The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company after reasonable investigation and due inquiry, threatened.

(tt)      Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company after reasonable investigation and due inquiry, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(uu)     Except as described in the Statutory Prospectus and the Prospectus, the Company has not sold or issued any shares of capital stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(vv)     The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could reasonably be expected to have any liability.

(ww)    The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person (which notification was not made), nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(xx)       None of the Company, its directors or its officers has distributed nor will distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act and consistent with Section 4(a) below.

(yy)      The Company and each of its subsidiaries have not violated in any respect and is in compliance with all applicable laws, except where such violation or failure to be in compliance would not be material to the Company and its subsidiaries taken as a whole. Neither the Company nor any of its subsidiaries has received any notice to the effect that, or otherwise been advised that, it is not in material compliance with any material laws, and the Company has no reason to anticipate that any existing circumstances are likely to result in a material violation of any law.

3.            Conditions of the Underwriters’ Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

(a)        Notification that the Registration Statement has become effective shall have been received by the Representative and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

(b)        No order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus” (as defined in Rule 405 of the Rules) shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative. If the Company has elected to rely upon Rule 430A, information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

(c)        The representations and warranties of the Company contained in this Agreement shall be true and correct, and the representations and warranties of the Company contained in the certificates delivered pursuant to Section 3(d) shall be true and correct in all material respects, when made and on and as of each Closing Date as if made on such date (provided, that each representation and warranty that contains a materiality qualifier shall be true and correct in all respects as of such Closing Date). The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

(d)        The Representative shall have received on each Closing Date a certificate, addressed to the Underwriters and dated such Closing Date, of the chief executive officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct in all material respects as of such Closing Date (provided, that each representation and warranty that contains a materiality qualifier shall be true and correct in all respects as of such Closing Date); (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus and, in their opinion (A) (1) as of the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (2) as of the date thereof or as of the date hereof, the Prospectus did not contain and does not contain any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (3) as of the Applicable Time, neither (x) the General Disclosure Package, nor (y) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the Statutory Prospectus or the Prospectus; (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act and (v) there has not occurred since the date of this Agreement any material adverse change in the assets, liabilities, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole.

(e)        The Representative shall have received: (i) simultaneously with the execution of this Agreement a signed letter from the Auditor addressed to the Underwriters and dated the date of this Agreement, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the General Disclosure Package, and (ii) on each Closing Date, a signed letter from the Auditor addressed to the Representative and dated the date of such Closing Date(s), in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f)         The Representative shall have received on each Closing Date from Cozen O’Connor P.C., counsel for the Company, an opinion and negative assurance letter, addressed to the Underwriters and dated such Closing Date, substantially in the form attached hereto as Exhibit B (which shall be subject to customary assumptions, exceptions, limitations and qualifications).

(g)        The Representative shall have received on each Closing Date from Pillsbury Winthrop Shaw Pittman LLP, counsel for the Underwriters, an opinion, addressed to the Representative and dated such Closing Date, with respect to such matters as the Representative may reasonably require, and the Company shall have furnished or provided access to such counsel such documents as they request for enabling them to pass upon such matters.

(h)        All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and its counsel.

(i)         The Representative shall have received copies of the Lock-up Agreements executed by each person listed on Schedule V hereto.

(j)         The Shares shall have been approved for listing on the Nasdaq Capital Market, subject only to official notice of issuance.

(k)        The Representative shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus, the General Disclosure Package and the Prospectus, (i) there shall not have been any material change in the capital stock of the Company or any subsidiary or any material change in the indebtedness of the Company or any of its subsidiaries, (ii) except as set forth or contemplated by the Registration Statement, the Statutory Prospectus, the General Disclosure Package or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company or its subsidiaries that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company or any subsidiary shall have been sustained that had or could reasonably be expected to be material to the Company or any subsidiary, (iv) no legal or governmental action, suit or proceeding affecting the Company, any of its subsidiaries or any of their respective properties that is material to the Company or any of its subsidiaries or that affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the assets, liabilities, properties, condition (financial or otherwise), or in the results of operations, business affairs or business prospects of the Company or its subsidiaries considered as a whole that makes it impractical or inadvisable in the Representative’s judgment to proceed with the purchase or offering of the Shares as contemplated hereby.

(l)            The Representative shall have received (i) simultaneously with the execution of this Agreement a certificate, addressed to the Underwriters and dated the date of this Agreement, of the chief executive officer of the Company addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, with respect to certain information contained in the Registration Statement and the General Disclosure Package and (ii) on each Closing Date, a certificate of the chief executive officer of the Company addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, with respect to certain information contained in the Registration Statement and the Prospectus.

(m)          The Company shall have furnished or caused to be furnished to the Representative such further certificates or documents as the Representative shall have reasonably requested.

If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, and the obligation of the Underwriters to purchase the Firm Shares or Option Shares, as the case may be, may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Date, and, except for an intentional or willful breach of this Agreement, such termination shall be without liability of any party to any other party, except as provided in Section 4(b); provided, however, that Sections 4(b), 5, 6, 7 and 9 shall survive any such termination and remain in full force and effect.

4.            Covenants and other Agreements of the Company and the Underwriters.

(a)	The Company covenants and agrees as follows:

(i)        The Company will use its reasonable best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Preliminary Prospectus and Prospectus in a form approved by the Representative and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(ii)       During the period beginning on the date hereof and ending on the later of the Closing Date or such date as reasonably determined by the Representative the Prospectus is no longer required by law to be delivered in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), the Company shall promptly advise the Representative in writing (A) when any post-effective amendment to the Registration Statement shall have become effective, or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or any “free writing prospectus,” as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. During the Prospectus Delivery Period, the Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement or any Issuer Free Writing Prospectus unless the Company has furnished the Representative a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representative reasonably objects. The Company shall use its reasonable best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii)      If, at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 4(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv)      If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(v)             The Company shall make generally available to its security holders and to the Representative as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company’s fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules.

(vi)            The Company shall furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter, without charge, a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request. If applicable, the copies of the Registration Statement, Preliminary Prospectus, any Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vii)           The Company shall cooperate with the Representative and its counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representative may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(viii)          The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(ix)            Without the prior written consent of the Representative, for a period of 90 days after the date of this Agreement, the Company shall not (i) offer, pledge, issue, sell, contract to sell, purchase, contract to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; (ii) enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock; or (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of common stock, except for the issuance of the Shares pursuant to this Agreement, the issuance of shares pursuant to the Company’s existing stock option plan, stock purchase plan or bonus plan as described in the Registration Statement and the Prospectus or the issuance of shares in connection with any acquisition consummated by the Company during such 90-day period; provided, that (i) the aggregate number of shares of Common Stock issued by the Company in such 90-day period does not exceed 5% of the number of shares outstanding immediately after the issuance and sale of the shares of Common Stock pursuant to this Agreement and (ii) the recipient of any such shares executes and delivers to the Representative on the closing date of such acquisition a Lock-Up Agreement and agrees to be bound by the restrictions contained therein during such 90-day period. The Company represents and warrants that each director, executive officer and each holder of five percent (5%) or more of Common Stock as of the Applicable Time who is an affiliate of the Company shall be subject to lockup restrictions in the form set forth on Exhibit A attached hereto and covenants and agrees that it shall impose stop-transfer restrictions on any such sale or other transfer or disposition of such shares in violation thereof until the end of the 90-day period.

(x)             On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq Capital Market (including any required registration under the Exchange Act).

(xi)            Prior to the Closing Date, the Company shall not issue any press release or other communications directly or indirectly and shall not hold any press conference with respect to the Company or its subsidiaries, or the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares, without the prior written consent of the Representative unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law or applicable rules or regulations.

(xii)           The Company will apply the net proceeds from the offering of the Shares in the manner set forth under “Use of Proceeds” in the Prospectus.

(b)            The Company agrees to promptly pay, or promptly reimburse if paid by the Representative, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, reproduction, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, all amendments and supplements thereto and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (ii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 4(a)(vii), including the fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iii) the furnishing (including costs of shipping and mailing) to the Representative and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, any Issuer Free Writing Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (iv) inclusion of the Shares for listing on the Nasdaq Capital Market; (v) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters; (vi) the filing fees and fees and disbursements of counsel for the Underwriters incident to any required review and approval by FINRA of the terms of the sale of the Shares, including the Registration Statement; (vii) all fees and disbursements of counsel for the Underwriters and (viii) all reasonable and documented out of pocket expenses incurred by the Representative in connection with this Agreement and the transactions contemplated hereby; provided that in no event shall the Company be obligated to reimburse the Underwriters under this Section 4(b) for more than $80,000 in the aggregate, including the fees and disbursements of its counsel (whether described under clauses (vii) or (viii) or otherwise, excluding for avoidance of doubt the matters contemplated by Sections 5 and 6 of this Agreement.

(c)            The Company acknowledges and agrees that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company or any other person. Additionally, the Company acknowledges and agrees that the Underwriters have not and will not advise the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or any other person with respect thereto, whether arising prior to or after the date hereof. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company or any other person in connection with any such transaction or the process leading thereto.

(d)            If requested by the Representative, the Company will prepare a final term sheet relating to the Shares, containing only information that describes the final terms of the Shares and otherwise in a form consented to by the Representative, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established. Any such final term sheet shall be an Issuer Free Writing Prospectus for purposes of this Agreement.

(e)            The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior written consent of the Company and the Representative, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that is has satisfied and agrees that it will satisfy the conditions set forth in Rule 433 of the Rules to avoid a requirement to file with the Commission any Road Show. The Company consents to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433 and (b) contains only information describing the preliminary terms of the Shares or their offering.

5.            Indemnification.

(a)            The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities (including any legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, proceeding, investigation, subpoena or claim), joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Statutory Prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto (or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a “Blue Sky Application”)) or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) in whole or in part, any inaccuracy or breach of any representations or warranties of the Company contemplated in this Agreement or (iii) in whole or in part, any failure of the Company to perform its obligations hereunder or under applicable law; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such Preliminary Prospectus, the Registration Statement, the Prospectus, the Statutory Prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with the Underwriter Information. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)            Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Underwriter Information; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of the underwriting discount and commissions applicable to the Shares purchased by such Underwriter hereunder.

(c)            Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit, proceeding or other matter referred to in this Section 5 against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served; provided, however, that the failure to notify the indemnifying party shall not relieve such indemnifying party from any liability it may have under this Section 5, except solely to the extent it has been materially and adversely prejudiced by such failure; provided further, however, that the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit, proceeding or other matter referred to herein shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but, except as provided above (or under the circumstances of clauses (i) – (iii) below), the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on the advice of counsel) that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to diligently assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel for such indemnified party shall be at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

6.             Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5(a) or 5(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to herein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 6, no Underwriter (except as may be provided in an Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discount and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 6. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter’s obligations to contribute pursuant to this Section 6 are several in proportion to their respective underwriting commitments and not joint.

7.             Termination.

(a)            In addition to Section 3 hereof, this Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representative by notifying the Company at any time at or before such Closing Date in the absolute discretion of the Representative if: (i) in the judgment of the Representative, there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the judgment of the Representative, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or acts of terrorism or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Capital Market or trading generally on the NYSE American, the New York Stock Exchange or the NASDAQ Capital Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, FINRA, or any other governmental or regulatory authority; (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the judgment of the Representative, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, liabilities, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

(b)            If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter (other than in the event of an intentional or willful breach of this Agreement by the Company), and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representative or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement (including Section 3 or 4 hereof) or pursuant to Section 7(a), the Company shall promptly reimburse the Underwriters for their reasonable out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by the Underwriters in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

8.             Substitution of Underwriters. If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein. If, however, the Representative shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms. If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed 10% of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. In any such case, either the Representative or the Company shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the Firm Shares Closing Date, the obligations of the Underwriters to purchase and of the Company to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company, and without liability on the part of the Company, except as provided in Sections 4(b), 5, 6 and 7. The provisions of this Section 8 shall not in any way affect the liability of any defaulting Underwriter to the Company or the non-defaulting Underwriters arising out of such default. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

9.             Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 4(b), 5, 6, 7 and 9 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or facsimile if subsequently confirmed in writing, (a) if to the Representative, c/o Roth Capital Partners, LLC, 888 San Clemente Drive, Newport Beach, CA 92660, telecopy number: (949) 720-7227, Attention: Equity Capital Markets with a copy to Pillsbury Winthrop Shaw Pittman LLP, 31 W. 52nd Street, New York, NY 10019, Attention: Jonathan J. Russo, Esq., Facsimile: (212) 858-1500 and (b) if to the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement with a copy to Cozen O’Connor P.C., 33 South 6th Street, Suite 3800, Minneapolis, MN 55402, Attention: Katheryn A. Gettman, Esq., Facsimile: (612) 260-9075.

The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each Underwriter each hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The words “execution,” signed” and “signature” and words of like import in this Agreement and all documents relating thereto, shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paperbased record-keeping system to the fullest extent permitted by applicable law, including, without limitation, the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

The Section headings herein are for convenience only and shall not affect the construction hereof.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

ASURE SOFTWARE, INC.

By:	/s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer

Confirmed:

ROTH CAPITAL PARTNERS, LLC

Acting severally on behalf of itself
and as representative of the several
Underwriters named in Schedule I annexed hereto.

By:	ROTH CAPITAL PARTNERS, LLC

By:	/s/ Aaron M. Gurewitz
Name: Aaron M. Gurewitz
Title: Head of Equity Capital Markets

{Signature Page to the Underwriting Agreement}

SCHEDULE I

Name	Number of Firm Shares to Be Purchased from the Company
Roth Capital Partners, LLC	2,080,000
Craig-Hallum Capital Group LLC	390,000
Barrington Research Associates, Inc.	130,000

Total	2,600,000

S- I- 1

SCHEDULE II

Issuer Free Writing Prospectuses included in the General Disclosure Package:

None

S- II- 1

SCHEDULE III

Statutory Prospectus:

1.	Preliminary Prospectus filed on December 17, 2020

2.	The following orally communicated pricing information:

•	Firm Shares offered by the Company: 2,600,000

•	Option Shares offered by the Company: 390,000

•	Price to Public: $7.25 per share

•	Underwriting discounts and commissions: $0.3625 per share

S-III-1

SCHEDULE IV

Associated Data Services Inc.

Asure Consulting Inc.

Asure Payroll Services, Inc.

Asure Payroll Tax Management LLC

Compass HRM, Inc.

Evolution Payroll Processing LLC

iSystems Intermediate Holdco Inc.

iSystems, LLC

Mangrove Employer Services Inc.

Mangrove Software Inc.

Payroll Maxx LLC

PaySystems of America Inc.

Savers Administrative Services, Inc.

Telepayroll, Inc.

USA Payrolls, Inc.

S-IV-1

SCHEDULE V

Lock-up Signatories

Patrick Goepel

John F. Pence

Eyal Goldstein

Benjamin Allen

Grace Lee

W. Carl Drew

Daniel Gill

Charles Lathrop, Jr.

Bradford Oberwager

Bjorn Reynolds

Todd Waletzki

S-V-1

EXHIBIT A

Form of Lock-Up Agreement

December __, 2020

Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, CA 92660

As Representative of the several Underwriters to be named in the within-mentioned

Underwriting Agreement

Re:      Asure Software, Inc. – Registered Public Offering of Common Stock

Ladies and Gentlemen:

In order to induce Roth Capital Partners, LLC (the “Representative”) to enter into a certain underwriting agreement (the “Underwriting Agreement”) with Asure Software, Inc., a Delaware corporation (the “Company”), with respect to a registered public offering of shares (the “Offering”) of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), the undersigned hereby agrees that for a period (the “Lock-Up Period”) commencing on the date hereof and continuing through the close of trading on the date ninety (90) days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with the Offering, the undersigned will not, without the prior written consent of the Representative, directly or indirectly, (i) sell, assign, transfer, pledge, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option for sale (including any short sale), right or warrant to purchase, lend, establish an open “put equivalent position” (within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or otherwise dispose of, or enter into any transaction which is designed to or could be expected to result in the disposition of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated by the Securities and Exchange Commission from time to time (such shares or securities, the “Beneficially Owned Shares”)), or publicly announce any intention to do any of the foregoing, other than the exercise of options or warrants so long as there is no sale or disposition of the Common Stock underlying such options or warrants during the Lock-Up Period, (ii) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company, or (iii) engage in any short selling of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise.

In addition, notwithstanding the foregoing, the restrictions set forth herein shall not apply to the establishment of a trading plan that complies with Rule 10b5-1 under the Exchange Act; provided however, that the restrictions shall apply in full force to sales pursuant to the trading plan during the Lock-Up Period. Furthermore, notwithstanding anything herein to the contrary, this lock up will not apply to the sale of shares of Common Stock pursuant to a trading plan that complies with Rule 10b5-1 and existing on the date of this Lock-Up Agreement.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock, securities convertible into or exercisable or exchangeable for any equity securities of the Company or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Lock-Up Agreement. This Lock-Up Agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the Lock-Up Period, any and all rights, if any, to request or demand registration pursuant to the Securities Act of 1933, as the same may be amended or supplemented from time to time, of any shares of Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock, securities convertible into or exercisable or exchangeable for any equity securities of the Company or Beneficially Owned Shares.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Beneficially Owned Shares in the transactions listed as clauses (i) - (vi) below without the prior written consent of the Representative, provided that (1) prior to each such transfer, the Representative shall have received a duplicate form of this Lock-Up Agreement executed and delivered by each donee, trustee, distributee or transferee, as the case may be, (2) no such transfer shall involve a disposition for value, (3) each such transfer (other than transfers under clauses (ii) and (v) below) shall not be required to be reported as a reduction in beneficial ownership in any public report, announcement or filing made or to be made with the Securities and Exchange Commission or otherwise during the Lock-Up Period and (4) the undersigned does not otherwise voluntarily effect any public filing, announcement or report regarding any such transfer during the Lock-Up Period: (i) as a bona fide gift or gifts; (ii) by operation of law, including pursuant to a qualified domestic order or in connection with a divorce settlement; (iii) to the immediate family of the undersigned; (iv) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; (v) to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent; or (vi) to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or the immediate family of the undersigned.

This Lock-Up Agreement shall not apply to: (i) the transfer of Beneficially Owned Shares pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control (as defined below) of the Company, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Beneficially Owned Securities owned by the undersigned shall remain subject to the restrictions contained herein; (ii) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions; or (iii) transfers to the Company in connection with the exercise of options or warrants on a “cashless” or “net exercise” basis or to cover tax withholding obligations upon the exercise of options or warrants or the vesting of restricted stock units, provided that any related filing under Section 16(a) of the Exchange Act reporting a disposition of shares of Common Stock made in connection with such exercise shall contain a description of the transaction and indicate that the disposition was made as part of such exercise or to cover tax withholding obligations in connection therewith.

This Lock-Up Agreement shall automatically terminate upon the earlier of (i) February 1, 2021, in the event that no shares of Common Stock have been sold pursuant to the Offering by such date, (ii) the termination of the Underwriting Agreement if such agreement is terminated prior to the Firm Shares Closing Date (as such term is defined in the Underwriting Agreement) in accordance with its terms, (iii) the Representative, on the one hand, or the Company, on the other hand, advising the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, and (iv) the consummation of a change of control of the Company, meaning (a) the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company, or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than fifty percent (50%) of either (i) the then outstanding shares of Common Stock of the Company; or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(Remainder of page intentionally left blank. Signature page to follow.)

This Lock-Up Agreement has been executed as of the date first written above.

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if
signing as custodian, trustee, or on behalf
of an entity)

EXHIBIT B

Form of Cozen O’Connor P.C. Opinion

a.            Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization (based solely on certificates of public officials as of a recent date).

b.            The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement, the Statutory Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement and to issue and sell the Shares.

c.            The Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares by the Company is not subject to any preemptive rights of any security holder of the Company pursuant to the Company’s Certificate of Incorporation or by-laws, any agreement incorporated by reference into the Registration Statement, the Statutory Prospectus or the Prospectus, or to such counsel’s knowledge any other agreement. To such counsel’s knowledge, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company’s Certificate of Incorporation or by-laws. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the Statutory Prospectus and the Prospectus. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Certificate of Incorporation or by-laws of the Company and the requirements of the Nasdaq Capital Market. To such counsel’s knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement.

d.            This Agreement has been duly and validly authorized, executed and delivered by the Company.

e.            Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (i) to such counsel’s knowledge, give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to the terms of, any indenture, mortgage, deed, trust, note, agreement or instrument filed as an Exhibit in any filings made by the Company with the SEC and to which the Company or any subsidiary is a party or by which either the Company or any subsidiary or any of its assets or properties or businesses is bound (except such counsel shall express no opinion with respect to any matters that would require a mathematical calculation or a financial or accounting determination or with respect to any agreements or other documents referenced therein and not filed therewith), or (ii) to such counsel’s knowledge, violate any franchise, license, permit, judgment, decree, order of which such counsel is aware, or (iii) violate any provision of the charter or by-laws of the Company or any subsidiary.

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f.             To such counsel’s knowledge, no consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters or the rules and regulations of FINRA or the Nasdaq Capital Market.

g.            To such counsel’s knowledge, without review of court records or litigation dockets or a canvassing of the personnel of such counsel, there is not any action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus and is not so disclosed.

h.            The statements in (i) the Statutory Prospectus and the Prospectus under the captions “Description of Capital Stock”, (ii) the General Disclosure Package with respect to the Second Amended and Restated Rights Agreement between American Stock Transfer & Trust Company LLC and the Company, dated as of April 17, 2019 contained in the General Disclosure Package and (iii) the Registration Statement under Item 15 of Part II, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present in all material respects the information with respect to such documents and matters.

i.             The Registration Statement, all Preliminary Prospectuses (including the Statutory Prospectus) and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other statistical financial or accounting data included therein or omitted therefrom, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and the documents incorporated by reference in the Registration Statement, all Preliminary Prospectuses (including the Statutory Prospectus) and the Prospectus and any further amendment or supplement to any such incorporated document made by the Company (except for the financial statements and schedules and other statistical financial or accounting data included therein or omitted therefrom, as to which such counsel expresses no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

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j.             The Registration Statement was declared effective under the Securities Act on April 16, 2018 and, to such counsel’s knowledge (A) no stop order suspending the effectiveness of the Registration Statement has been issued and (B) no proceedings for that purpose have been instituted or are threatened, pending or contemplated. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

k.            The Shares have been approved for listing on the Nasdaq Capital Market, subject to notice of issuance.

l.             The capital stock of the Company conforms in all material respects to the description thereof contained in the Statutory Prospectus and the Prospectus under the caption “Description of Capital Stock.”

m.           The Company is not and immediately after application of proceeds as described in the Prospectus will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel reasonably satisfactory to the Representative as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States. Copies of such certificates and other opinions shall be furnished to the Representative and counsel for the Underwriters.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriters and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus and related matters were discussed and, although there is no assurance that all material facts were disclosed to such counsel or that such counsel’s familiarity with the Company or its business is such that such counsel would have necessarily recognized the materiality of such facts, and although such counsel has not independently verified and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus (except as specified in the foregoing opinion), the Statutory Prospectus, the General Disclosure Package and any Issuer Free Writing Prospectus on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Registration Statement at the time it became effective and at the time of the latest amendment thereto (except with respect to the financial statements and notes and schedules and other financial, accounting, or statistical data included therein or omitted therefrom, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules and other financial, accounting, or statistical data included therein or omitted therefrom, as to which such counsel need make no statement) on the date thereof contained or as of the date hereof contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) the Statutory Prospectus and the General Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except with respect to the financial statements, notes and schedules and other financial, accounting, or statistical data included therein or omitted therefrom, as to which such counsel need express no belief).

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